UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 26, 2003
                                                           ------------------


                               Donegal Group Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       0-15341                      23-2424711
------------------           -------------------------       ------------------
 (State or other              (Commission file number)          (IRS employer
 jurisdiction of                                             identification no.)
  incorporation)

1195 River Road, Marietta, Pennsylvania                            17547
---------------------------------------                         ----------
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (888) 877-0600
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Information to be included in the report

         Exhibits.

         The following exhibit is filed herewith:

         Exhibit No.                        Description
         -----------                        -----------

            99.1 Press release issued by Donegal Group Inc. (the "Company") dated September 26, 2003







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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DONEGAL GROUP INC.


Date: September 26, 2003                    By: /s/ Ralph G. Spontak
                                                ------------------------------
                                                Ralph G. Spontak,
                                                Senior Vice President,
                                                Chief Financial Officer and
                                                Secretary





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

                                  EXHIBIT INDEX

Exhibit
Number                                  Description

 99.1 Press release dated September 26, 2003 issued by the Company.